================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                   ----------


                Date of Report (Date of earliest event reported):
                                 October 5, 2000


                    BUILDING MATERIALS CORPORATION OF AMERICA
             (Exact name of registrant as specified in its charter)

            DELAWARE              33-81808                  22-3276290
(State or other jurisdiction  (Commission File   (IRS Employer Identification
      of incorporation)           Number)                   Number)


         1361 Alps Road, Wayne, New Jersey                      07470
         (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code            (973)  628-3000

See table of additional registrants

                                        ADDITIONAL REGISTRANTS

                                                                                    Address, including zip
                                                                                    code and telephone
                             State or other                                         number, including area
                             jurisdiction of                                        code, of registrant's
Exact name of registrant     incorporation or       Registration No./I.R.S.         principal executive
as specified in its charter  organization           Employer Identification No.     offices
---------------------------  ------------           ---------------------------     -------
Building Materials
Manufacturing Corporation    Delaware               333-69749-01/                   1361 Alps Road
                                                    22-3626208                      Wayne, NJ  07470
                                                                                    (973)  628-3000

Building Materials
Investment Corporation       Delaware               333-69749-02/                   300 Delaware Avenue
                                                    22-3626206                      Wilmington, DE  19801
                                                                                    (302)  427-5960



Item 5. Other Events

                  On October 5, 2000, Owens Corning announced that it has filed for reorganization under Chapter 11 of the U. S. Bankruptcy Code. GAF Corporation ("GAF"), a parent of Building Materials Corporation of America (the "Company"), has advised the Company that the filing by Owens Corning for protection from creditors under the federal bankruptcy laws could increase by a substantial factor the financial burden on the remaining asbestos defendants in the tort system, including GAF, and thus is a significant adverse event affecting GAF's asbestos-related litigation. GAF has stated that the Owens Corning filing is further evidence of how the recent trends in the asbestos litigation environment, including the significant increases in the rate of new asbestos claims, principally involving claimants without any asbestos-related impairment, and of amounts demanded to settle those claims, have negatively impacted asbestos defendants. For more information on these trends, see Note 4 to Consolidated Financial Statements in the Company's quarterly report on Form 10-Q for the quarter ended July 2, 2000. GAF also has advised that, in light of the Owens Corning filing, it is reevaluating its asbestos situation. In addition, the reduction in the Company's cash flow, which has been caused by increased energy and raw material costs that the Company has been unable to recapture fully in price adjustments, has limited the amount of funds available for distribution to GAF to satisfy GAF's obligations, including its asbestos-related claims and liabilities. GAF has confirmed its commitment to effecting a comprehensive resolution to the national asbestos litigation crisis by actively supporting the proposed legislation currently pending in Congress.



                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                  BUILDING MATERIALS CORPORATION OF AMERICA

                                  BUILDING MATERIALS MANUFACTURING CORPORATION

                                  BUILDING MATERIALS INVESTMENT CORPORATION



Date: October 6, 2000             By:    /s/ Richard A. Weinberg
                                      -------------------------------------
                                      Name:  Richard A. Weinberg
                                      Title: Executive Vice President,
                                             General Counsel and Secretary






                                       3